Exhibit 10.1

THIRD LETTER AMENDMENT

Dated as of October 3, 2018

PNC Bank, National Association,
as Administrative Agent under the
Loan Agreement referred to below

800 17th Street NW
Washington, DC 20006

Re:	Easterly Government Properties LP $100,000,000 Term Loan Facility

Ladies and Gentlemen:

Reference is made to the Term Loan Agreement dated as of September 29, 2016, as amended by that certain First Letter Amendment dated as of October 28, 2016 and by that certain Second Amendment to Term Loan Agreement dated as of June 18, 2018 (as amended, the “Loan Agreement”) by and among Easterly Government Properties LP, as borrower (the “Borrower”), Easterly Government Properties, Inc., as parent guarantor (the “Parent Guarantor”), the subsidiary guarantors named therein (together with the Parent Guarantor, the “Guarantors”), PNC Bank, National Association, as administrative agent (the “Administrative Agent”), the financial institutions identified therein as lenders (the “Lenders”), U.S. Bank National Association and SunTrust Bank, as syndication agents, and PNC Capital Markets LLC, U.S. Bank National Association and SunTrust Robinson Humphrey, Inc., as joint lead arrangers and joint book runners, pursuant to which the Lenders have made available to the Borrower a $100,000,000 term loan facility (the “Facility”).  Capitalized terms not otherwise defined herein shall have their respective meanings set forth in the Loan Agreement.

It is hereby agreed by you and us as follows:

1.Amendments to Loan Agreement.

(a)The definition of “Applicable Margin” in Section 1.01 of the Loan Agreement is hereby amended by replacing the leverage grid in clause (a) thereof with the following grid:

Pricing Level	Leverage Ratio	Applicable Margin for Eurodollar Rate Advances	Applicable Margin for Base Rate Advances
I	< 35%	1.20%	0.20%
II	≥ 35% but < 40%	1.25%	0.25%
III	≥ 40% but < 45%	1.35%	0.35%
IV	≥ 45% but < 50%	1.40%	0.40%
V	≥ 50% but < 55%	1.50%	0.50%
VI	≥ 55%	1.70%	0.70%

      EASTERLY GOVERNMENT PROPERTIES LP -
                                                                                                                                                                                                                AMEND NO. 3

(b)The definition of “Applicable Margin” in Section 1.01 of the Loan Agreement is hereby further amended by replacing the ratings grid in clause (b) therein with the following grid:

Debt Rating of Borrower or Parent Guarantor	Applicable Margin for Eurodollar Rate Advances	Applicable Margin for Base Rate Advances
> A-/A3	0.85%	0.00%
BBB+/Baa1	0.90%	0.00%
BBB/Baa2	1.00%	0.00%
BBB-/Baa3	1.25%	0.25%
< BBB-/Baa3 (or unrated)	1.65%	0.65%

(c)The definition of “Maturity Date” in Section 1.01 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

“Maturity Date” means the earliest to occur of (a) March 29, 2024, (b) the date of termination of all of the Commitments by the Borrower pursuant to Section 2.05 or (c) the date of termination of all of the Commitments pursuant to Section 6.01.

2.Effectiveness of Amendment.

(a)This Third Letter Amendment (this “Amendment”) shall become effective as of the first date (the “Third Letter Amendment Effective Date”) on which, and only if, each of the following conditions precedent shall have been satisfied:

(i)

The Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Guarantors, the Administrative Agent and each Lender or, as to any Lender, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment.

(ii)

The Administrative Agent shall have received certified copies of the resolutions of the Board of Directors of the Parent Guarantor on its behalf and on behalf of each Loan Party for which it is the ultimate signatory approving the transactions contemplated by this Amendment, and of all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect to the transactions under this Amendment.

(iii)

The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary of each Loan Party (or Responsible Officer of the general partner or managing member of any Loan Party) and of each general partner or managing member (if any) of each Loan Party, dated as of the date hereof, certifying the names and true signatures of the officers of such Loan Party, or of the general partner or managing member of such Loan Party, authorized to sign this Amendment.

(iv)

All of the fees and expenses of the Administrative Agent (including the reasonable fees and expenses of counsel for the Administrative Agent) due and payable on the Third Letter Amendment Effective Date shall have been paid in full.

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                                                                                                                                                                                                                AMEND NO. 3

(b)The effectiveness of this Amendment is further conditioned upon the accuracy of the factual matters described herein.  This Amendment is subject to the provisions of Section 9.01 of the Loan Agreement.

3.Consent.  By signing this Amendment, each Guarantor hereby consents to this Amendment and hereby confirms and agrees that notwithstanding the effectiveness of the Amendment, the Guaranty contained in the Loan Agreement is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Loan Documents to “Loan Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Loan Agreement, as amended and modified by such Amendment.

4.Ratification.  The Loan Agreement, as amended hereby, the Notes and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

5.Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

6.Costs and Expenses.  The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 9.04 of the Loan Agreement.

7.Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Balance of page intentionally left blank.]

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                                                                                                                                                                                                                AMEND NO. 3

This Amendment constitutes a Loan Document and shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

Borrower:

EASTERLY GOVERNMENT PROPERTIES LP,
a Delaware limited partnership

By:    EASTERLY GOVERNMENT PROPERTIES, INC., a Maryland corporation,

its sole General Partner

By:	/s/ Meghan Baivier
Name:	Meghan Baivier
Title:	Executive Vice President, Chief Financial Officer and Chief Operating Officer

PARENT GUARANTOR:

EASTERLY GOVERNMENT PROPERTIES, INC., a Maryland corporation

By:	/s/ Meghan Baivier
Name:	Meghan Baivier
Title:	Executive Vice President, Chief Financial Officer and Chief Operating Officer

Signature Page EASTERLY GOVERNMENT PROPERTIES LP - AMEND NO. 3

SUBSIDIARY GUARANTORS:

USGP ALBANY DEA LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name:	Meghan Baivier
Title:	Chief Financial and Operating Officer

USGP DALLAS DEA LP, a Delaware limited partnership

By:   USGP Dallas 1 G.P., LLC, its general partner

By:	/s/ Meghan Baivier
Name:	Meghan Baivier
Title:	Chief Financial and Operating Officer

USGP DEL RIO CH LP, a Delaware limited partnership

By:   USGP Del Rio 1, GP, LLC, its general partner

By:	/s/ Meghan Baivier
Name:	Meghan Baivier
Title:	Chief Financial and Operating Officer

USGP FRESNO IRS, LLC, a Delaware limited liability company

By:   USGP Fresno IRS Member LLC, its managing member

By:	/s/ Meghan Baivier
Name:	Meghan Baivier
Title:	Chief Financial and Operating Officer

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USGP SAN ANTONIO, L.P., a Delaware limited partnership

By:   USGP San Antonio GP, LLC, its general partner

By:	/s/ Meghan Baivier
Name:	Meghan Baivier
Title:	Chief Financial and Operating Officer

37 NINE MILE ROAD, LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name:	Meghan Baivier
Title:	Chief Financial and Operating Officer

USGP ALBUQUERQUE USFS I, LLC, a Delaware limited liability company

By:  USGP Albuquerque USFS I Member LLC, its managing member

By:	/s/ Meghan Baivier
Name:	Meghan Baivier
Title:	Chief Financial and Operating Officer

USGP II ARLINGTON PTO LP, a Delaware limited partnership

By:   USGP II Arlington PTO General Partner LLC, its general partner

By:	/s/ Meghan Baivier
Name:	Meghan Baivier
Title:	Chief Financial and Operating Officer

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USGP II LAKEWOOD DOT LP, a Delaware limited partnership

By:   USGP Lakewood DOT General Partner LLC, its general partner

By:	/s/ Meghan Baivier
Name:	Meghan Baivier
Title:	Chief Financial and Operating Officer

USGP II LITTLE ROCK FBI LP, a Delaware limited partnership

By:    USGP II Little Rock FBI General Partner, its

          general partner

By:	/s/ Meghan Baivier
Name:	Meghan Baivier
Title:	Chief Financial and Operating Officer

USGP II MARTINSBURG USCG LP, a Delaware limited partnership

By:   USGP II Martinsburg USCG General Partner, its general partner

By:	/s/ Meghan Baivier
Name:	Meghan Baivier
Title:	Chief Financial and Operating Officer

USGP II OMAHA FBI LP, a Delaware limited partnership

By:    USGP II Omaha FBI General Partner, its

          general partner

By:	/s/ Meghan Baivier
Name:	Meghan Baivier
Title:	Chief Financial and Operating Officer

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EGP CBP CHULA VISTA LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name:	Meghan Baivier
Title:	Chief Financial and Operating Officer

EGP CH EL CENTRO LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name:	Meghan Baivier
Title:	Chief Financial and Operating Officer

EGP DEA NORTH HIGHLANDS LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name:	Meghan Baivier
Title:	Chief Financial and Operating Officer

EGP DEA OTAY LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name:	Meghan Baivier
Title:	Chief Financial and Operating Officer

EGP DEA RIVERSIDE LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name:	Meghan Baivier
Title:	Chief Financial and Operating Officer

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EGP DEA SANTA ANA LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name:	Meghan Baivier
Title:	Chief Financial and Operating Officer

EGP DEA VISTA LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name:	Meghan Baivier
Title:	Chief Financial and Operating Officer

EGP DEA WH SAN DIEGO LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name:	Meghan Baivier
Title:	Chief Financial and Operating Officer

EGP MIDLAND 1 LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name:	Meghan Baivier
Title:	Chief Financial and Operating Officer

EGP SSA MISSION VIEJO LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name:	Meghan Baivier
Title:	Chief Financial and Operating Officer

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EGP SSA SAN DIEGO LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name:	Meghan Baivier
Title:	Chief Financial and Operating Officer

EGP HUNTER LUBBOCK LP, a Delaware limited partnership

By: EGP Lubbock GP LLC, its general partner

By:	/s/ Meghan Baivier
Name:	Meghan Baivier
Title:	Chief Financial and Operating Officer

USGP II LAKEWOOD WAPA LP, a Delaware limited partnership

By: USGP II Lakewood WAPA General Partner LLC, its general partner

By:	/s/ Meghan Baivier
Name:	Meghan Baivier
Title:	Chief Financial and Operating Officer

EGP CH ABERDEEN LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name:	Meghan Baivier
Title:	Chief Financial and Operating Officer

EGP 2297 OTAY LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name:	Meghan Baivier
Title:	Chief Financial and Operating Officer

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EGP USCIS LINCOLN LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name:	Meghan Baivier
Title:	Chief Financial and Operating Officer

EGP DEA LAB DALLAS LP, a Delaware limited partnership

By: EGP DEA Lab Dallas General Partner LLC, its general partner

By:	/s/ Meghan Baivier
Name:	Meghan Baivier
Title:	Chief Financial and Operating Officer

EGP 1970 RICHMOND LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name:	Meghan Baivier
Title:	Chief Financial and Operating Officer

EGP 5441 ALBUQUERQUE LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name:	Meghan Baivier
Title:	Chief Financial and Operating Officer

EGP 601 OMAHA LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name:	Meghan Baivier
Title:	Chief Financial and Operating Officer

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EGP 920 BIRMINGHAM LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name:	Meghan Baivier
Title:	Chief Financial and Operating Officer

EGP 300 KANSAS CITY LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name:	Meghan Baivier
Title:	Chief Financial and Operating Officer

EGP 1000 BIRMINGHAM LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name:	Meghan Baivier
Title:	Chief Financial and Operating Officer

EGP 200 ALBANY LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name:	Meghan Baivier
Title:	Chief Financial and Operating Officer

EGP 401 SOUTH BEND LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name:	Meghan Baivier
Title:	Chief Financial and Operating Officer

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EGP 8660 SANDY  LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name:	Meghan Baivier
Title:	Chief Financial and Operating Officer

EGP 5425 SALT LAKE LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name:	Meghan Baivier
Title:	Chief Financial and Operating Officer

EGP 1540 SOUTH BEND LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name:	Meghan Baivier
Title:	Chief Financial and Operating Officer

EGP 5855 SAN JOSE LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name:	Meghan Baivier
Title:	Chief Financial and Operating Officer

EGP 10824 DALLAS LP, a Delaware limited partnership

By:	/s/ Meghan Baivier
Name:	Meghan Baivier
Title:	Chief Financial and Operating Officer

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EGP 500 Charleston LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name:	Meghan Baivier
Title:	Chief Financial and Operating Officer

EGP 3000 Pittsburgh LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name:	Meghan Baivier
Title:	Chief Financial and Operating Officer

EGP 320 Clarksburg LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name:	Meghan Baivier
Title:	Chief Financial and Operating Officer

EGP 130 Buffalo LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name:	Meghan Baivier
Title:	Chief Financial and Operating Officer

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EGP 3311 Pittsburgh LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name:	Meghan Baivier
Title:	Chief Financial and Operating Officer

EGP 2300 Des Plaines LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name:	Meghan Baivier
Title:	Chief Financial and Operating Officer

EGP 320 Parkersburg LLC, a Delaware limited liability company

By:	/s/ Meghan Baivier
Name:	Meghan Baivier
Title:	Chief Financial and Operating Officer

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Agreed as of the date first above written:

Administrative Agent AND lENDER:

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By:	/s/ Katie Chowdhry
Name:	Katie Chowdhry
Title:	Vice President

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LENDERS:

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Timothy J. Tillman
Name:	Timothy J. Tillman
Title:	Senior Vice President

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SUNTRUST BANK, as a Lender

By:	/s/ Nick Preston
Name:	Nick Preston
Title:	Director

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